                    FIRST AMENDMENT TO THE
            ADVANCED TECHNOLOGY LABORATORIES, INC.
                   SUPPLEMENTAL BENEFIT PLAN


The Advanced Technology Laboratories, Inc. Supplemental
Benefit Plan (the "Plan"), as amended and restated effective
January 1, 1994, is amended as follows pursuant to Section 7.5 of the Plan, effective January 1, 1996, unless otherwise provided.

1.   Section 2.2 Company is deleted in its entirety and
                 -------
replaced with the following:

     Effective May 11, 1995, "Company" means Advanced
     Technology Laboratories, Inc., a Washington corporation.

2.   Section 2.12 Years of Service is deleted in its entirety.
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3.   Section 4.3 Other Participants is amended by deleting the
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     first sentence of the Section and replacing it with the
     following:

     The Compensation Committee may determine and designate other select management or highly compensated employees or former employees of the Company and its Subsidiaries to receive additional supplemental pension benefits under this Plan, as described in Section 5.2, whose names shall be added to an Appendix A to this Plan.

3.   Section 5.1 Supplemental Pension Benefits is amended by
                 -----------------------------
     adding the following paragraph immediately after the last paragraph of Section 5.1:

     Effective January 1, 1992, supplemental pension benefits for a Participant who received a Management Incentive Compensation Plan (MICP) award for performance during the 1992 calendar year shall be determined as though the 1992 MICP award is included in Earnings for the 1993 calendar year.

4. Appendix A shall be deleted in its entirety and replaced with the attached Appendix A.


                                   FOR ADVANCED TECHNOLOGY
                                   LABORATORIES, INC.


                                   By: /s/ Harvey N. Gillis
                                   -------------------------

Witness: /s/ Annette King          Title: Sr. Vice President & CFO
        --------------------              -------------------------

                          APPENDIX A
         TO THE ADVANCED TECHNOLOGY LABORATORIES, INC.
                   SUPPLEMENTAL BENEFIT PLAN



Pursuant to Section 4.3 of the Plan, the following select management or highly compensated Participants shall be entitled to receive additional supplemental pension benefits under the Plan, as described below:

                                                            Benefit
     Name               Benefit                         Distribution Date
     ----               -------                         -----------------
1.  Robert T. deGavre   Determined under an employment  September 1992
                        agreement effective as of
                        January 1, 1987.

2.  Edward Ray          Determined under a consulting
                        agreement effective as of May 10,
                        1995.

3.  Arthur Schenck      Determined under an employment
                        agreement dated June 23, 1995.

4.  Eugene Larson       Determined pursuant to resolutions
                        of the Board of Directors of the
                        Company at a meeting held on
                        February 18, 1994.


Acknowledged and Accepted:


By: /s/ Harvey N. Gillis
   ----------------------

Title: Senior V.P. & CFO
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Date:  March 15, 1996.